Prepaid Expenses and Other Assets (Tables)	6 Months Ended
Jun. 30, 2026
Schedule of Prepaid Expenses And Other Assets [Abstract]
Schedule of Prepaid Expenses And Other Assets

As of June 30, 2026 and December 31, 2025, prepaid expenses and other assets were comprised of the following:

	June 30,	December 31,
	2026	2025

Due from online payment platforms (a)	$1,430,700	$1,325,600
Prepayment to suppliers	447,000	813,100
Others	299,800	214,200
Less: allowance for credit loss against other receivable	(80,500)	-
	$2,097,000	$2,352,900
(a)	The Company’s IAP customers make payments to the Company through online payment platforms, including Apple Pay and Google Pay. It generally takes 2 – 3 weeks for the online payment platforms to make the payments from online payment platforms accounts to the Company’s bank account. As of June 30, 2026 and December 31, 2025, the outstanding represented IAP service fees in the account of the Company’s online payment platforms.